                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 1999

                              ESCALON MEDICAL CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         California                   0-20127                    33-0272839
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                             351 East Conestoga Road

                            Wayne, Pennsylvania 19087
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (610) 688-6830

                                       N/A
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 21, 1999, Escalon Medical Corp. (the "Registrant"), Escalon Vascular Access, Inc., a wholly owned subsidiary of the Registrant (the "Buyer"), and Radiance Medical Systems, Inc. (the "Seller") entered into an Assets Sale and Purchase Agreement (the "Asset Purchase Agreement"), pursuant to which the Buyer purchased all of the assets of the Seller's Vascular Access Business for an aggregate purchase price consisting of $2,104,442 in cash, the Buyer's assumption of certain liabilities of the Seller relating to the Vascular Access Business and an agreement to pay royalties based on the sale of products of the Vascular Access Business for a period of five years following the closing of the Asset Purchase Agreement. At closing, the Buyer made an initial payment of the aggregate purchase in an amount equal to $1,104,442 in cash, and the remaining $1,000,000 will be payable upon the completion of the transition referred to in the next paragraph.

         The purchased assets include inventory, equipment and other physical property used in the Seller's Vascular Access Business. Prior to the acquisition the purchased assets were used by the Seller in the manufacture and distribution of a vascular access system for arterial and venous localization and catheterization. The Buyer intends to continue such use of the purchased assets in its business. The Seller will continue to manufacture Vascular Business products during a transition period while the Buyer transfers the Vascular Access Business to its Milwaukee, Wisconsin facility.

         No material relationship exists between the Seller and (i) the Registrant or the Buyer, (ii) any director or officer of the Registrant or the Buyer, or (iii) any associate of any such directors or officers. The purchase price was determined by arms' length negotiations between the Registrant and the Buyer and the Seller and took into account the following principal factors regarding the Seller: (i) the assets and liabilities regarding the Seller's Vascular Access Business, (ii) sales of the Vascular Access Business over the past two years, and (iii) judgements regarding the future results of operations and values of the Seller's Vascular Access Business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The audited financial statements of the business acquired include only the statement of assets acquired and statement of operating revenue and direct expenses since it is impractical and uninformative to prepare complete financial statements from a larger entity of which the acquired assets were a part of. The significant operating assets that comprised the Seller, will continue to be operated by the Seller

         Exhibit 23.1 - Statement of Assets Sold and Related Statement of Operating Revenue and Expenses of the Vascular Access Line of Business of Radiance Medical Systems, Inc.

(b)      Unaudited Pro Forma Financial Information.

         The following unaudited pro forma condensed consolidated financial information has been prepared to reflect the transaction under the Asset Purchase Agreement (the "Transaction") between Escalon Medical Corp., Escalon Vascular Access, Inc., a wholly owned subsidiary of the Registrant (the "Buyer"), and Radiance Medical Systems, Inc. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited historical consolidated financial statements and related notes included in the Registrants Annual

Report on Form 10-K for the period ended June 30, 1998 and the condensed consolidated financial statements for the six months ended December 31, 1998 in the Registrant's Quarterly Report on Form 10-Q for period ended December 31, 1998, which reports are incorporated herein by reference.

         The unaudited pro forma condensed consolidated statement of operations gives effect to the Transaction as if it had occurred at the beginning of the period presented.

         The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the Transaction had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

                                                                             PRO FORMA
                                                     HISTORICAL             ADJUSTMENTS                 PRO FORMA
                                                    -----------             -----------                -----------
Sales revenues                                      $ 5,942,004             $ 2,663,605(1)             $ 8,605,609

Costs and expenses:

  Cost of goods sold                                  2,588,500               1,342,270(1)               3,930,770
  Research and development                              494,895                 479,872(1)                 974,767
  Marketing, general and administrative               2,805,454               1,226,814(1)               4,032,268
                                                    -----------             -----------                -----------
              Total costs and expenses                5,888,849               3,048,956                  8,937,805
                                                    -----------             -----------                -----------
Income (loss) from operations                            53,155                (385,351)                  (332,196)
Other income, net                                       118,317                      --                    118,317
                                                    -----------             -----------                -----------
Net income (loss)                                   $   171,472             $  (385,351)               $  (213,879)
                                                    ===========             ===========                ===========


Basic and diluted net loss per share (a)            $    (0.039)                                       $    (0.184)
                                                    ===========                                        ===========

Weighted average shares -

     basic and diluted                                2,673,093                                          2,673,093
                                                    ===========                                        ===========

(a) For earnings per share computations, net income was decreased by $276,750 for preferred stock dividends and accretion.

(1) Revenue and expenses as shown on the Radiance Medical Systems, Inc. Audited Statement of Operating Revenue and Expenses of the Vascular Access Line of Business for the year ended December 31, 1998.


       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTH ENDED DECEMBER 31, 1998





                                                     REGISTRANT              PRO FORMA
                                                     ACTUAL                 ADJUSTMENTS                 PRO FORMA
                                                    -----------             -----------                -----------
Sales revenues                                      $ 3,460,097             $ 1,331,803(1)             $ 4,791,900

Costs and expenses:

  Cost of goods sold                                  1,509,004                 671,135(1)               2,180,139
  Research and development                              341,250                 239,936(1)                 581,186
  Marketing, general and administrative               1,397,973                 613,407(1)               2,011,380
                                                    -----------             -----------                -----------
              Total costs and expenses                3,248,227               1,524,478                  4,772,705
                                                    -----------             -----------                -----------
Income from operations                                  211,870                (192,675)                    19,195
Other income, net                                        68,567                      --                     68,567
                                                    -----------             -----------                -----------
Net income (a)                                      $   280,437             $  (192,675)               $    87,762
                                                    ===========             ===========                ===========


Basic net income per share                          $     0.084                                        $     0.021
                                                    ===========                                        ===========

Diluted net income per share                        $     0.068                                        $     0.021
                                                    ===========                                        ===========

Weighted average shares - basic                      3,028,668                                           3,028,668


Weighted average shares - diluted                    4,103,394                                          4,103,394
                                                    ===========                                        ===========


(a) Net income is reduced by $24,540, for dividends paid to preferred shareholder and not available for common shareholders' in earnings per share computation.


(1) Six months (50%) of revenues and expenses as reported on the Radiance Medical Systems, Inc. Audited Statement of Operating Revenue and Expenses of the Vascular Access Line of Business for the year ended December 31, 1998.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF DECEMBER 31, 1998

                                                                             PRO FORMA                     PRO
                                                   HISTORICAL               ADJUSTMENTS                   FORMA
                                                   ----------               -----------                   -----
ASSETS
Current Assets:

  Cash and cash equivalents                       $  2,406,665             $ (1,104,442)(1)            $  1,302,223
  Accounts receivable, net                             873,975                       --                     873,975
  Inventory, net                                       688,079                  704,442(2)                1,392,521
  Investments and other current assets                 613,954                       --                     613,954
                                                  ------------             ------------                ------------
      Total current assets                           4,582,673                 (400,000)                  4,182,673

Furniture and equipment, at cost, net                  130,522                  313,890(2)                  444,412
License and distribution rights, net                   809,657                       --                     809,657
Goodwill, net                                          904,451                1,086,110(2)                1,990,561
Other assets                                           621,079                       --                     621,079
                                                  ------------             ------------                ------------
      Total assets                                $  7,048,382             $  1,000,000                $  8,048,382
                                                  ============             ============                ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:                              $    861,941             $  1,000,000                $  1,861,941

Shareholders' Equity:

  Preferred stock                                      679,231                       --                     679,231
  Common stock                                      45,321,687                       --                  45,253,597
  Treasury stock                                      (118,108)                      --                    (118,108)
  Accumulated deficit                              (39,696,369)                      --                 (39,696,369)
                                                  ------------             ------------                ------------
      Total shareholders' equity                     6,186,441                       --                   6,186,441
                                                  ------------             ------------                ------------
Total liabilities and shareholder's
  Equity                                          $  7,048,382             $  1,000,000                $  8,048,382
                                                  ============             ============                ============

(1) Total purchase price paid, $1,104,442 in cash and $1,000,000 accrued and payable when production transfer to Wisconsin is completed.

(2) Assets acquired, inventory, $ 704,442; manufacturing equipment, $313,890; and goodwill allocated to the acquisition, $ 1,086,110. Equipment and goodwill will be expensed on a straight line basis over 10 years.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ESCALON MEDICAL CORP.
                                      (Registrant)

DATE:  April 6, 1999           By:  /s/ Douglas R. McGonegal
                                    ----------------------------------------
                                    Douglas R. McGonegal
                                    Vice President Finance and Chief Financial
                                    Officer (Principal Financial and Accounting
                                    Officer) and Secretary

                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------
2.1               Asset Sale and Purchase Agreement dated January 21,1999 among Escalon Medical Corp.,
                  Escalon Vascular Access, Inc. and Radiance Medical Systems, Inc. (1)

23.1              Statement of Assets Sold and Related Statement of Operating Revenue and Expenses
                  of the Vascular Access Line of Business of Radiance Medical Systems, Inc. *


-----------------------

         *        Filed herewith

         (1)      Filed as an exhibit to the Company's Form 8-K dated January
                  21, 1999.